Acquisition	12 Months Ended
Dec. 31, 2024
Business Combinations [Abstract]
Acquisition
4.	Acquisition
On June 20, 2024, the Group entered into several share purchase agreements with the shareholders of Global Care Consulting Joint Stock Company (“Global Care”), a leading Vietnam-based insurtech company specializing in digital transformation solutions for the insurance industry, to acquire, in aggregate, 67.67% of the existing equity interests of Global Care from its existing shareholders (“Acquisition”) and to subscribe 138,827 shares newly issued by Global Care (“Share Subscription”). The 138,827 newly issued shares represents 12.56% of the equity interests of Global Care after the new share issuance. After the Acquisition and Share Subscription, the Group holds total 71.73% of equity interests of Global Care.
The consideration of the Acquisition and the Share Subscription consisted of a cash consideration of RMB19,362 and a stock consideration of 17,845,170 shares of the Company’s ordinary shares, fair valued at RMB5,062 as of the date of completion of the Acquisition and Share Subscription, i.e. September 5, 2024.
The Acquisition was accounted for using the acquisition method of accounting, and the purchase price allocation was based on the fair value of the tangible and intangible assets acquired and liabilities assumed at the date of acquisition. The fair values of the assets acquired were determined using various valuation techniques, including cost approach and income approach. The fair value measurements were primarily based on significant inputs that are not directly observable in the market and are considered Level 3 under the fair value measurements and disclosure framework. Key assumptions include cash flow projections of Global Care and the discount rate applied to those cash flows. The excess of the consideration transferred and the fair value of any non-controlling
interests over the estimated fair values of the identifiable net assets acquired was recorded as goodwill. The fair value of the non-controlling
interest was estimated with reference to the purchase price per share as of the acquisition date.
The fair value of the consideration transferred included RMB19,331 cash and stock consideration and RMB9,236 non-controlling interest as of the Acquisition date which has been allocated based on the fair value of the assets acquired and liabilities assumed. RMB14,075 and RMB18,174 were allocated to goodwill and identified intangible assets, respectively. The result of operation of Global Care has been consolidated by the Group from September 5, 2024 which is not material to the Group’s consolidated financial statements as a whole.
Goodwill arising from the Acquisition was attributable to the benefit of the assembled workforce and future market development as of the date of Acquisition. Goodwill arising from the acquisition is not expected to be deductible for tax purposes.

The following is a summary of the fair value of the purchase price and the final allocation of the purchase price to the assets acquired and liabilities assumed:
The
result of operation of Global Care has been consolidated by the Group from September 5, 2024 which is not material to the Group’s consolidated financial statements as a whole.
Pro forma financial information is not presented for the acquisition of Global Care as it is immaterial to the reported results.